UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         November 20, 2018

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
NEVADA	001-32373	27-0099920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

(702) 414-1000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2018, Las Vegas Sands Corp. (“LVSC”) and its wholly-owned subsidiary, Las Vegas Sands, LLC (together with LVSC, the “Company”) and Robert G. Goldstein, the President, and Chief Operating Officer of the Company, entered into a First Amendment to Letter Agreement (the “Amendment”) amending certain terms of Mr. Goldstein’s current employment agreement with the Company dated December 9, 2014 (the “Employment Agreement”) to provide for, among other things, (1) extending the term of the Employment Agreement to December 31, 2024, (2) increasing the annual base salary from $3,4000,000 to $4,500,000 effective January 1, 2020 (the “New Term Date”), (3) a grant under the Company’s 2004 Equity Award Plan on the date of execution of the Amendment of stock options to purchase 2,500,000 shares of Company common stock, vesting in five equal installments of 500,000 shares on each anniversary of the New Term Date (provided that the final installment shall vest on December 31, 2024), and (4) in addition to the death and disability entitlements in the Employment Agreement, the payment of an amount equal to 100% of Mr. Goldstein’s then-current target bonus.

The foregoing summary is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached as Exhibit 10. 1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
10.1	First Amendment to Letter Agreement, dated November 20, 2018 between Robert G. Goldstein and Las Vegas Sands Corp. and Las Vegas Sands, LLC.

INDEX TO EXHIBITS

10.1+	First Amendment to Letter Agreement, dated November 20, 2018 between Robert G. Goldstein and Las Vegas Sands Corp. and Las Vegas Sands, LLC.
____________________

+	Denotes a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2018

LAS VEGAS SANDS CORP.
By:	/S/ PATRICK DUMONT
Patrick Dumont Executive Vice President and Chief Financial Officer